UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2007

Euronet Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31648 (Commission File Number)	74-2806888 (I.R.S. Employer Identification No.)

4601 College Boulevard, Suite 300

Leawood, Kansas 66211

(Address of principal executive office)(Zip Code)

(913) 327-4200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Below are changes to the risk factors disclosed in Item 1A. of our Form 10-K for the year ended December 31, 2006 resulting from the acquisition of Ria Envia, Inc. (“RIA”).

If we are unable to maintain our money transfer agent network, our business may be adversely affected.

Our money transfer based revenue is primarily generated through our agent network. Transaction volumes at existing agent locations may increase over time and new agents provide us with additional revenue. If agents decide to leave our network or if we are unable to sign new agents, our revenue and profit growth rates may be adversely affected. Our agents are also subject to a wide variety of laws and regulations that vary significantly, depending on the legal jurisdiction. Changes in these laws and regulations could adversely affect our ability to maintain our agent network or the cost of providing money transfer services. In addition, agents may generate fewer transactions or less revenue due to various factors, including increased competition. Because our agents are third parties that may sell products and provide services in addition to our money transfer services, our agents may encounter business difficulties unrelated to the provision of our services, which may cause the agents to reduce their number of locations or hours of operation, or cease doing business altogether.

If consumer confidence in our money transfer business or brands declines, our business may be adversely affected.

Our money transfer business relies on consumer confidence in our brands and our ability to provide efficient and reliable money transfer services. A decline in consumer confidence in our business or brands, or in traditional money transfer providers as a means to transfer money, may adversely impact transaction volumes which would in turn be expected to adversely impact our business.

Our money transfer service offerings are dependent on financial institutions to provide such offerings.

Our money transfer business involves transferring funds internationally and is dependent upon foreign and domestic financial institutions, including our competitors, to execute funds transfers and foreign currency transactions. Changes to existing regulations of financial institution operations, such as those designed to combat terrorism or money laundering, could require us to alter our operating procedures in a manner that increases our cost of doing business or to terminate certain product offerings. In addition, as a result of existing regulations and/or changes to those regulations, financial institutions could decide to cease providing the services on which we depend, requiring us to terminate certain product offerings.

We are subject to the risks of liability for fraudulent bankcard and other card transactions involving a breach in our security systems, breaches of our information security policies or safeguards, as well as for ATM theft and vandalism.

We capture, transmit, handle and store sensitive information in conducting and managing electronic, financial and mobile transactions, such as card information and PIN numbers. These businesses involve certain inherent security risks, in particular the risk of electronic interception and theft of the information for use in fraudulent or other card transactions, by persons outside the Company or by our own employees. We incorporate industry-standard encryption technology and processing methodology into our systems and software, and maintain controls and procedures regarding access to our computer systems by employees and others, to maintain high levels of security. Although this technology and methodology decrease security risks, they cannot be eliminated entirely, as criminal elements apply increasingly sophisticated technology to attempt to obtain unauthorized access to the information handled by ATM and electronic financial transaction networks.

Any breach in our security systems could result in the perpetration of fraudulent financial transactions for which we may be found liable. We are insured against various risks, including theft and negligence, but such insurance coverage is subject to deductibles, exclusions and limitations that may leave us bearing some or all of any losses arising from security breaches.

We also collect, transfer and retain consumer data as part of our money transfer business. These activities are subject to certain consumer privacy laws and regulations in the U.S. and in other jurisdictions where our money transfer services are offered. We maintain technical and operational safeguards designed to comply with applicable legal requirements. Despite these safeguards, there remains a risk that these safeguards could be breached resulting in improper access to, and disclosure of, sensitive consumer information. Breaches of our security policies or applicable legal requirements resulting in a compromise of consumer data could expose us to regulatory enforcement action, subject us to litigation, limit our ability to provide money transfer services and/or cause reputational harm.

In addition to electronic fraud issues and breaches of our information security policies and safeguards, the possible theft and vandalism of ATMs present risks for our ATM business. We install ATMs at high-traffic sites and consequently our ATMs are exposed to theft and vandalism. Although we are insured against such risks, deductibles, exclusions or limitations in such insurance may leave us bearing some or all of any losses arising from theft or vandalism of ATMs. In addition, we have experienced increases in claims under our insurance, which has increased our insurance premiums.

Our money transfer and prepaid mobile airtime top-up businesses may be susceptible to fraud and/or credit risks occurring at the retailer and/or consumer level.

In our Prepaid Processing Segment, we contract with retailers that accept payment on our behalf, which we then transfer to a trust or other operating account for payment to mobile phone operators. In the event a retailer does not transfer to us payments that it receives for mobile airtime, we are responsible to the mobile phone operator for the cost of the airtime credited to the customer’s mobile phone. We can provide no assurance that retailer fraud will not increase in the future or that any proceeds we receive under our credit enhancement insurance policies will be adequate to cover losses resulting from retailer fraud, which could have a material adverse effect on our business, financial condition and results of operations.

With respect to our money transfer business, our business is primarily conducted through our agent network, which provides money transfer services directly to consumers at retail locations. Our agents collect funds directly from the consumers and in turn we collect from the agents the proceeds due us resulting from the money transfer transactions. Therefore, we have credit exposure to our agents. The failure of agents owing us significant amounts to remit funds to us or to repay such amounts could adversely affect our business, financial condition and results of operations.

We are subject to business cycles, seasonality and other outside factors that may negatively affect our business.

A recessionary economic environment or other outside factors could have a negative impact on mobile phone operators, retailers and our customers and could reduce the level of transactions, which could, in turn, negatively impact our financial results. If mobile phone operators, financial institutions and other money transfer customers experience decreased demand for their products and services or if the locations where we provide services decrease in number, we will process fewer transactions, resulting in lower revenue. In addition, a recessionary economic environment could reduce the level of transactions taking place on our networks, which will have a negative impact on our business.

Our experience is that the level of transactions on our networks is also subject to substantial seasonal variation. Transaction levels have consistently been much higher in the fourth quarter of the fiscal year due to increased use of ATMs, prepaid mobile airtime top-ups and money transfer services during the holiday season. Generally, the level of transactions drops in the first quarter, during which transaction levels are generally the lowest we experience during the year, which reduces the level of revenues that we record. Additionally, in the Money Transfer Segment, we experience increased transaction levels during the April through September timeframe coinciding with the increase in worker migration patterns. As a result of these seasonal variations, our quarterly operating results may fluctuate materially and could lead to volatility in the price of our shares.

Additionally, economic or political instability, civil unrest, terrorism and natural disasters may make money transfers to, from or within a particular country more difficult. The inability to timely complete money transfers could adversely affect our business.

Our operating results in the money transfer business depend in part on continued worker immigration patterns, our ability to expand our share of the existing electronic market and to expand into new markets and our ability to continue complying with regulations issued by the Office of Foreign Assets Control

(“OFAC”), Bank Secrecy Act (“BSA”), Financial Crimes Enforcement Network (“FINCEN”), PATRIOT Act regulations or any other existing or future regulations that impact any aspect of our money transfer business.

Our money transfer business primarily focuses on workers who migrate to foreign countries in search of employment and then send a portion of their earnings to family members in their home countries. Our ability to continue complying with the requirements of OFAC, BSA, FINCEN, the PATRIOT Act and other regulations (both U.S. and foreign) is important to our success in achieving growth and an inability to do this could have an adverse impact on our revenue and earnings. Changes in U.S. and foreign government policies or enforcement toward immigration may have a negative affect on immigration in the U.S. and other countries, which could also have an adverse impact on our money transfer revenues.

Future growth and profitability depend upon expansion within the markets in which we currently operate and the development of new markets for our money transfer services through the acquisition of RIA. Our expansion into new markets is dependent upon our ability to successfully integrate RIA into our existing operations, to apply our existing technology or to develop new applications to satisfy market demand. We may not have adequate financial and technological resources to expand our distribution channels and product applications to satisfy these demands, which may have an adverse impact on our ability to achieve expected growth in revenues and earnings.

Developments in electronic financial transactions could materially reduce our transaction levels and revenues.

Certain developments in the field of electronic financial transactions may reduce the need for ATMs, prepaid mobile phone POS terminals and money transfer agents. These developments may reduce the transaction levels that we experience on our networks in the markets where they occur. Financial institutions, retailers and agents could elect to increase fees to their customers for using our services, which may cause a decline in the use of our services and have an adverse effect on our revenues. If transaction levels over our existing network of ATMs, POS terminals, agents and other distribution methods do not increase, growth in our revenues will depend primarily on increased capital investment for new sites and developing new markets, which reduces the margin we realize from our revenues.

The mobile phone industry is a rapidly evolving area, in which technological developments, in particular the development of new methods or services, may affect the demand for other services in a dramatic way. The development of any new technology that reduces the need or demand for prepaid mobile phone time could materially and adversely affect our business.

Because our business is highly dependent on the proper operation of our computer network and telecommunications connections, significant technical disruptions to these systems would adversely affect our revenues and financial results.

Our business involves the operation and maintenance of a sophisticated computer network and telecommunications connections with financial institutions, mobile operators, retailers and agents. This, in turn, requires the maintenance of computer equipment and infrastructure, including telecommunications and electrical systems, and the integration and enhancement of complex software applications. Our ATM segment also uses a satellite-based system that is susceptible to the risk of satellite failure. There are operational risks inherent in this type of business that can result in the temporary shutdown of part or all of our processing systems, such as failure of electrical supply, failure of computer hardware and software errors. Excluding Germany, transactions in the EFT Processing Segment are processed through our Budapest, Belgrade, Athens, Beijing and Mumbai operations centers. Our e-top-up transactions are processed through our Basildon, Martinsried, Madrid and Leawood, Kansas operations centers. Transactions in our Money Transfer Segment are processed through our Cerritos, California operations center. Any operational problem in these centers may have a significant adverse impact on the operation of our networks. Even with disaster recovery procedures in place, these risks cannot be eliminated entirely and any technical failure that prevents operation of our systems for a significant period of time will prevent us from processing transactions during that period of time and will directly and adversely affect our revenues and financial results.

Our competition in the EFT Processing Segment, Prepaid Processing Segment and Money Transfer Segment include large, well financed companies and financial institutions larger than us with earlier entry into the market. As a result, we may lack the financial resources and access needed to capture increased market share.

EFT Processing Segment— Our principal EFT Processing competitors include ATM networks owned by banks and national switches consisting of consortiums of local banks that provide outsourcing and transaction services only to banks and independent ATM deployers in that country. Large, well-financed companies offer ATM network and outsourcing services that compete with us in various markets. In some cases, these companies also sell a broader range of card and processing services than we, and are in some cases, willing to discount ATM services to obtain large contracts covering a broad range of services. Competitive factors in our EFT Processing Segment include network availability and response time, breadth of service offering, price to both the bank and to its customers, ATM location and access to other networks.

For our ITM product line, we are a leading supplier of electronic financial transaction processing software for the IBM iSeries platform in a largely fragmented market, which is made up of competitors that offer a variety of solutions that compete with our products, ranging from single applications to fully integrated electronic financial processing software. Additionally, for ITM, other industry suppliers service the software requirements of large mainframe systems and UNIX-based platforms, and accordingly are not considered competitors. We have specifically targeted customers consisting of financial institutions that operate their back office systems with the IBM iSeries. For Essentis, we are a strong supplier of electronic payment processing software for card issuers and merchant acquirers on a mainframe platform. Our competition includes products owned and marketed by other software companies as well as large, well financed companies that offer outsourcing and credit card services to financial institutions. We believe our Essentis offering is one of the few software solutions in this product area that has been developed as a completely new system, as opposed to a re-engineered legacy system, taking full advantage of the latest technology and business strategies available.

Our software solutions business has multiple types of competitors that compete across all EFT software components in the following areas: (i) ATM, network and POS software systems, (ii) Internet banking software systems, (iii) credit card software systems, (iv) mobile banking systems, (v) mobile operator solutions, (vi) telephone banking and (vii) full EFT software. Competitive factors in the software solutions business include price, technology development and the ability of software systems to interact with other leading products.

Prepaid Processing Segment— We face competition in the prepaid business in all of our markets. A few multinational companies operate in several of our markets, and we therefore compete with them in a number of countries. In other markets, our competition is from smaller, local companies. Major retailers with high volumes are in a position to demand a larger share of the commission, which may compress our margins.

Money Transfer Segment— Our primary competitors in the money transfer and bill payment business include other independent processors and electronic money transmitters, as well as certain major national and regional banks, financial institutions and independent sales organizations. Our competitors include Western Union, Global Payments, MoneyGram and others, some of which are larger than we are and have greater resources than we have. This may allow them to offer better pricing terms to customers, which may result in a loss of our potential or current customers or could force us to lower our prices. Either of these actions could have an adverse impact on our revenues. In addition, our competitors may have the ability to devote more financial and operational resources than we can to the development of new technologies that provide improved functionality and features to their product and service offerings. If successful, their development efforts could render our product and services offerings less desirable, resulting in the loss of customers or a reduction in the price we could demand for our services. In addition to traditional money payment services, new technologies are emerging that may effectively compete with traditional money payment services, such as stored-value cards, debit networks and web-based services. Our continued growth depends upon our ability to compete effectively with these alternative technologies.

Because we derive our revenue from a multitude of countries with different currencies, our business is affected by local inflation and foreign currency exchange rates and policies.

We attempt to match any assets denominated in a currency with liabilities denominated in the same currency. Nonetheless, substantially all of our indebtedness is denominated in U.S. dollars, Euros and British pounds. While a significant amount of our cash outflows, including the acquisition of ATMs, executive salaries, certain long-term contracts and a significant portion of our debt obligations, are made in U.S. dollars, most of our revenues are denominated in other currencies. As exchange rates among the U.S. dollar, the Euro, and other currencies fluctuate, the translation effect of these fluctuations may have a material adverse effect on our results of operations or financial condition as reported in U.S. dollars. Moreover, exchange rate policies have not always allowed for the free conversion of currencies at the market rate. Future fluctuations in the value of the dollar could continue to have an adverse effect on our results.

Our consumer money transfer operations subject us to foreign currency exchange risks as our customers deposit one currency at our retail and agent locations worldwide and we typically deliver funds denominated in a different, destination country currency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EURONET WORLDWIDE, INC.

By:	/s/ Jeffrey B. Newman
Jeffrey B. Newman Executive Vice President - General Counsel

Date: May 1, 2007

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